EXHIBIT 23.1



                             MCGLADREY & PULLEN, LLP

             Consent of McGladrey & Pullen, LLP, Independent Auditor


We hereby consent to the incorporation by reference in Cone Mills Corporation's Registration Statements on Form S-8 (Nos. 33-31977; 33-31979; 33-51951; 33-51953; 33-53705 and 33-67800) of our reports; dated February 11, 2000, with respect to the consolidated financial statements and schedule included in the Annual Report on Form 10-K of Cone Mills Corporation for the fiscal year ended January 2, 2000.



                                                     /s/McGLADREY & PULLEN, LLP
                                                     --------------------------
                                                        MCGLADREY & PULLEN, LLP

Greensboro, North Carolina
March 27, 2000